Exhibit 99.2

www.genpt.com

News Release

February 17, 2026

Genuine Parts Company Announces Plan to Separate Automotive and Industrial Businesses Into Two Industry-Leading Public Companies

Separation to Unlock Significant Shareholder Value and Enhance Strategic Clarity, Operational Focus and Financial Performance for Both Companies

Tax-Free Separation Expected to be Completed in the First Quarter of 2027

Company to Announce Further Details Regarding Ongoing Operational and Strategic Initiatives at Investor Days for Global Automotive and Global Industrial in the Second Half of 2026

Company to Host Conference Call Today at 8:30 a.m. ET to Discuss Fourth Quarter and Full-Year 2025 Earnings Results and the Separation Announcement

ATLANTA– Genuine Parts Company (NYSE: GPC), a leading global service provider of automotive and industrial replacement parts and value-added solutions, announced today its intention to separate the company into two independent, publicly traded companies, one comprising its Automotive Parts Group (“Global Automotive”) and the other comprising its Industrial Parts Group (“Global Industrial”). The transaction, which is targeted for completion in the first quarter of 2027, is expected to qualify as a tax-free transaction for U.S. federal tax purposes to Genuine Parts Company shareholders.

“Genuine Parts Company has a proud history of evolving with our markets for nearly a century,” said Will Stengel, Chair-Elect and Chief Executive Officer. “Over the past decade, we established leading global footprints in attractive geographies, simplified our business mix and accelerated strategic investments to advance and differentiate our business. Creating two focused, independent companies sharpens customer and market alignment, increases clarity and speed, simplifies operations and enables disciplined, business-specific investments to unlock long-term value.”

Creating Two Industry-Leading Companies

The business separation is the result of a comprehensive strategic and operational review of market opportunities, in-flight initiatives and business structure considerations across Global Automotive and Global Industrial.

Pursuing the separation is expected to create two, scaled market leaders, better able to execute their respective strategies by:

•	Creating dedicated platforms that improve operating clarity and execution speed at each company to deliver greater customer value and long-term shareholder returns;

•	Establishing separate management teams with tailored expertise, strategies and decision-making authority to better address customer needs;

•	Providing enhanced financial flexibility to enable strategic investments that accelerate profitable growth, improve productivity and extend market leadership positions;

•	Allowing each business to design capital structures and capital allocation strategies aligned with specific business objectives, while targeting investment-grade credit metrics at each company; and

•	Enabling each business to attract a long-term investor base through a clear, compelling and differentiated investment profile.

Global Automotive: The Largest Global Automotive Aftermarket Solutions Provider

Global Automotive is the largest global network of automotive parts and auto care repair centers, operating in North America, Europe, U.K. and Australasia. Going to market under the globally recognized NAPA brand, amongst others, Global Automotive will be a more focused automotive aftermarket platform able to more effectively capitalize on local customer needs and market trends, including significant growth and market share opportunities with the commercial ‘do-it-for-me’ customer. Through its 100-year legacy, NAPA has earned its leadership position with unmatched customer loyalty built on trusted product quality, deep relationships and a differentiated culture grounded in expertise, service, performance and innovation. Global Automotive’s international businesses in Europe and Australasia hold leading market positions and leverage our iconic brands, NAPA and Repco, to expand share in their respective geographies.

Global Automotive generated more than $15 billion in sales, and $1.2 billion of EBITDA in 2025. Global Automotive has a network of more than 10,000 global locations with a significant opportunity in a fragmented $200 billion addressable market driven by non-discretionary demand. The business will continue to benefit from its unique global footprint, including independent owner coverage, dedicated network of over 20,000 NAPA Auto Care repair centers in North America, resilient and growing commercial ‘do-it-for-me’ end markets and diversified customer segments.

Global Automotive has been executing significant technology and supply chain transformation programs, which are expected to deliver accelerating growth and margin expansion, further optimize working capital and increase return on invested capital. Global Automotive is targeting to maintain investment-grade credit metrics, with a tailored capital structure designed to support future capital investment priorities. Global Automotive will prioritize high-return organic investments across sales and stores, technology, supply chain and accretive bolt-on acquisitions. Global Automotive expects to complement its strategic investments with a balanced capital return program.

Global Industrial: A Diversified, Best-in-Class Industrial Solutions Provider

Global Industrial, operating under the Motion brand, is a market leading diversified industrial distributor and value-added solutions provider with operations in North America and Australasia. The business generated approximately $9 billion in sales, and more than $1.1 billion of EBITDA in 2025. Motion is the market leading provider of ‘mission critical’ industrial maintenance and repair and value-added solutions including fluid power, automation, conveyance and repair services. Motion maintains deeply embedded customer relationships in over 14 diversified end markets across critical manufacturing sectors. Motion’s scale, omni-channel go-to-market strategy and strategic supplier relationships enable its differentiated product offering, including over 10 million SKUs to support its over 180,000 global customers.

Motion is well-positioned to extend its industry leadership position in a fragmented $150 billion global market through its differentiated customer value proposition driven by solution-based selling, technical and product expertise, product breadth, delivery coverage and service excellence. Motion will continue to benefit from long-term secular tailwinds including re-shoring and near-shoring opportunities, automation and robotics, artificial intelligence infrastructure build out and the increasing scarcity of manufacturing technical expertise.

Motion expects to build on its track record of delivering best-in-class financial performance with profitable sales growth, strong operating leverage translating into double-digit EBITDA margins, free cash flow generation and attractive returns on invested capital. Motion is targeting to maintain investment-grade credit metrics, with capital allocation priorities focused on investments that enhance the customer experience across commercial excellence, technology and supply chain. Motion will continue to pursue strategic acquisitions and a balanced capital return program.

Transaction Details

There are no changes to the GPC executive team. The company names, executive teams and Boards of Directors for Global Automotive and Global Industrial will be announced at a later date.

The transaction is expected to be completed in the first quarter of 2027, subject to satisfaction of customary conditions, including final approval from the GPC Board and filing and effectiveness of a Form 10 registration statement with the U.S. Securities and Exchange Commission. The separation does not require shareholder approval.

Upcoming Investor Days

The company plans to host investor days in the second half of 2026 to discuss operational initiatives to accelerate growth and margin expansion at Global Automotive and to provide strategic goals for each business.

Advisors

J.P. Morgan and Guggenheim Securities are serving as financial advisors to GPC, King & Spalding LLP is serving as legal counsel and Collected Strategies is serving as strategic communications advisor.

Fourth Quarter and Full-Year 2025 Financial Results

In a separate press release issued today, GPC announced its financial results for the fourth quarter and full year 2025.

Conference Call

GPC will hold a conference call today at 8:30 a.m. Eastern Time to discuss its fourth quarter and full-year 2025 financial results and the separation announcement. Supplemental investor materials will also be available for reference. Interested parties may listen to the call on the company’s investor relations website.

About Genuine Parts Company

Established in 1928, Genuine Parts Company is a leading global service provider of automotive and industrial replacement parts and value-added solutions. Our Automotive Parts Group operates across North America, Europe and Australasia, while our Industrial Parts Group serves customers across North America and Australasia. We keep the world moving with a vast network of over 10,800 locations spanning 17 countries supported by more than 65,000 teammates. Learn more at genpt.com.

Forward-Looking Statements

Certain statements in this press release that are not historical facts constitute forward-looking statements that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements generally can be identified by the use of forward-looking terminology, such as “intended,” “targeted,” “expected,” “planned,” “positioned,” “will,” and similar terminology. While the company believes expectations for the future are reasonable in view of currently available information, these forward-looking statements involve risks and uncertainties that could cause actual results or events to differ materially from those contained in the forward-looking statements. These risks and uncertainties include factors such as (a) uncertainties as to the timing of the separation and whether it will be completed; (b) the possibility that various closing conditions for the separation may not be satisfied; (c) failure of the separation to qualify for the expected tax treatment; (d) the risk that Global Automotive and Global Industrial will not be separated successfully or such separation may be more difficult, time-consuming and/or costly than expected; (e) the possibility that the strategic, operational and financial opportunities from the separation may not be achieved; and (f) the other risks, uncertainties and other factors discussed under “Risk Factors” discussed in the company’s Annual Report on Form 10-K for the year ended December 31, 2024, Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 and from time to time in the company’s subsequent filings with the Securities and Exchange Commission. Statements in this press release that are “forward-looking” include, without limitation, statements regarding the planned separation of Global Automotive and Global Industrial, the timing of any such separation, the expected benefits of the separation, and the future performance of Global Automotive and Global Industrial if the separation is completed. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The company undertakes no duty to update any forward-looking statements except as required by law. You are advised, however, to review any further disclosures on related subjects in the company’s subsequent Forms 10-K, 10-Q, 8-K and other reports filed with the Securities and Exchange Commission.

Contacts

Investor Contact:	Media Contact:

Timothy Walsh (678) 934-5349	Heather Ross (678) 934-5220
Vice President - Investor Relations	Vice President - Global Strategic Communications